EVENTS AFTER REPORTING DATE	12 Months Ended
Dec. 31, 2018
EVENTS AFTER REPORTING DATE
EVENTS AFTER REPORTING DATE

35.    Events after reporting date

There were no events that could have a material impact on the financial results of the Group after 31 December 2018, other than those disclosed below.

Lonmin acquisition

On 14 December 2017, Sibanye-Stillwater announced that it had reached agreement with Lonmin on the terms of a recommended all-share offer to acquire the entire issued and to be issued ordinary share capital of Lonmin (the Lonmin Acquisition). It is proposed that the Lonmin Acquisition will be effected by means of a scheme of arrangement between Lonmin and the Lonmin Shareholders under Part 26 of the UK Companies Act. Under the terms of the Lonmin Acquisition, each Lonmin Shareholder will be entitled to receive: 0.967 new Sibanye-Stillwater shares for each Lonmin share.

On 15 May 2018, Sibanye-Stillwater received South African Reserve Bank approval for the proposed acquisition of Lonmin and on 28 June 2018, the proposed Lonmin transaction was unconditionally cleared by the UK Competition and Markets Authority. On 21 November 2018, Sibanye-Stillwater announced that the Competition Tribunal has approved the proposed acquisition of Lonmin, subject to specific conditions. In addition to the conditions agreed between Sibanye-Stillwater and the Competition Commission, a further condition has been imposed by the Competition Tribunal, namely a moratorium on retrenchments at the Lonmin operations for a period of six months from the implementation date. On 19 December 2018, Sibanye-Stillwater and Lonmin announced that the Association of Mineworkers and Construction Union had filed an appeal with the Competition Appeal Court of South Africa (the CAC) against the South African Competition Tribunal’s decision of 21 November 2018 to approve the Offer subject to certain specific conditions. In light of the appeal before the CAC, Sibanye-Stillwater and Lonmin have agreed, with the consent of the Panel, to extend the longstop date for the scheme to become unconditional and effective from 28 February 2019 to 30 June 2019.

Section 189A consultations

On 14 February 2019, Sibanye-Stillwater entered into consultation with relevant stakeholders in terms of Section 189A, regarding the possible restructuring of its gold operations and associated services, pursuant to ongoing financial losses experienced at the Beatrix 1 and Driefontein 2,6,7,8 shafts during 2018. The initiation of a Section 189A consultation process follows numerous initiatives to contain losses at these operations, which have thus far proven to be unsuccessful. Through a formal Section 189A consultation process, the Company and affected stakeholders will together consider measures to avoid and mitigate possible retrenchments and seek alternatives to the potential cessation or downscaling of operations at the affected shafts.

Debt covenants

A temporary covenant amendment allowing for no covenant measurements for the quarter ending 31 March 2019 has been requested from and approved by the lenders.

US PGM operations’ deferred tax

The US PGM operations’ precious metals supply agreement was due for renegotiation, with the existing agreements expiring during the course of 2019. In March 2019, management successfully concluded a three year renegotiation of the contract. Management is in the process of assessing the economic impact of these changes for 2019, particularly around its trading activities, which now encompass the state of Pennsylvania. These changes will result in a favourable impact on the US region’s deferred tax liability, and the impact of these changes will be provided in the condensed consolidated interim financial statements for the six months ending 30 June 2019.